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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): March 6, 2003



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                    001-15603                  22-2906892
 (State of Incorporation)     (Commission File Number)       (IRS Employer
                                                            Identification No.)


   2950 North Loop West, 7th Floor
          Houston, Texas                                   77092
(Address of Principal Executive Offices)                 (Zip Code)





       Registrant's Telephone Number, Including Area Code: (713) 683-9292




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ITEM 5. OTHER EVENTS

            On March 6, 2003, NATCO Group Inc. issued a press release announcing key personnel changes. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      99.1  Press Release, dated March 6, 2003




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 7, 2003

                                          NATCO Group Inc.



                                          By: /s/ J. MICHAEL MAYER
                                             ----------------------------------
                                             J. Michael Mayer
                                             Senior Vice President and
                                             Chief Financial Officer

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                                INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                        DESRCIPTION
   -------                       -----------
    99.1               Press Release, dated March 6, 2003